UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 1, 2008

FIRST BUSEY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	0-15959	37-1078406
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
201 West Main Street, Urbana, IL	61801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (217) 365-4516

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On Tuesday, July 1, 2008, the Registrant issued a press release announcing its Board of Directors’ approval of the third dividend of 2008. The dividend of $0.20 per share will be paid on Friday, July 25, 2008 to Shareholders of Record on July 22, 2008. Additionally, the Registrant summarized its repurchase plan activity for 2008 and highlighted the 20th anniversary of its initial public offering.

The press release is made part of this Form and is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:
99.1	Press Release, dated July 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2008	FIRST BUSEY CORPORATION

By: /s/ Barbara J. Harrington

Name: Barbara J. Harrington
Title: Chief Financial Officer